Exhibit 10.9

EXECUTION VERSION

THIRD AMENDMENT TO

FIRST LIEN CREDIT AGREEMENT

This THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of August 16, 2017 (this “Amendment”) is among Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower, as Subsidiary Guarantors, each Consenting Lender (as defined below), the Replacement Lender (as defined below) and Barclays Bank PLC (“Barclays”), as administrative agent and collateral agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below), as amended by this Amendment.

RECITALS

WHEREAS, the Borrower, Holdings, the several Lenders from time to time party thereto and the Administrative Agent, have entered into that certain First Lien Credit Agreement, dated as of May 10, 2016 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the undersigned Lenders (including the Replacement Lender) and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, each Initial Term Lender under the Credit Agreement immediately prior to the Third Amendment Effective Date (collectively, the “Existing Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) and selects either Option A(1) or Option A(2) thereunder (such Lenders, the “Continuing Lenders”) thereby agrees (i) to the terms and conditions of this Amendment, (ii) to continue as an Initial Term Loan Lender with respect to its entire outstanding principal amount of Initial Term Loans (such amount, such Continuing Lender’s “Existing Allocation”) under the Credit Agreement (or such lesser principal amount as may be notified to such Continuing Lender by Barclays prior to the Third Amendment Effective Date (such lower amount, such Continuing Lender’s “Reduced Allocation”)) after giving effect to this Amendment and (iii) to the extent such Continuing Lender chooses (x) option (A)(1) and it is allocated a Reduced Allocation, that it shall be deemed to have executed, a counterpart of the Master Assignment and Assumption Agreement substantially in the form attached hereto as Annex II (a “Master Assignment”) and shall in accordance therewith sell Initial Term Loans to the Replacement Lender in an amount equal to the difference between its Existing Allocation and its Reduced Allocation as specified in the Master Assignment, as further set forth in this Amendment, or (y) option (A)(2), that it shall be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell all of its Initial Term Loans to the Replacement Lender as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender that executes and delivers a Lender Consent and selects Option B thereunder (the “Non-Continuing Lenders” and, together with the Continuing Lenders, the “Consenting Lenders”) thereby agrees to the terms and conditions of this Amendment and agrees that it shall execute, or shall be deemed to have executed, a counterpart of the Master Assignment and shall in accordance therewith sell all of its existing Initial Term Loans as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender that fails to execute and return a Lender Consent by 5:00 p.m. (New York City time), on August 9, 2017 (the “Consent Deadline”) (each, a “Non-Consenting Lender”) shall, in accordance with Section 2.19(b) of the Credit Agreement, assign and delegate (or be deemed to assign and delegate), without recourse (in accordance with Section 9.05(b) of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Initial Term Loans to the Replacement Lender, which Replacement Lender shall assume such obligations as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Third Amendment Effective Date (as defined below) and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 below, hereby amended as follows:

(a) Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:

“Third Amendment” means that certain Third Amendment to First Lien Credit Agreement, dated as of the Third Amendment Effective Date, among Holdings, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means August 16, 2017.

(b) Applicable Rate. Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“with respect to any Initial Term Loan, (x) at any time prior to the Third Amendment Effective Date, 4.50% per annum for LIBO Rate Loans and 3.50% per annum for ABR Loans, and (y) from and after the Third Amendment Effective Date, 3.50% per annum for LIBO Rate Loans and 2.50% per annum for ABR Loans; and”

(c) Section 2.12(f) of the Credit Agreement is hereby amended by replacing the text “on or prior to the date that is 12 months after the Closing Date” with the text “on or prior to the date that is six months after the Third Amendment Effective Date” in each instance where such term appears.

SECTION 2. Continuation of Existing Loans; Non-Consenting Lenders; Other Terms and Agreements.

(a) Continuing Lenders. Each Existing Lender that executes and delivers a Lender Consent consents and agrees to the terms and conditions of this Amendment and (x) if selecting Option (A)(1), agrees to continue via “cashless settlement” its Existing Allocation or its Reduced Allocation, as applicable, as an Initial Term Loan on the Third Amendment Effective Date or (y) if checking Option (A)(2), agrees to sell the entire principal amount of its Existing Allocation to the Replacement Lender via an assignment on the Third Amendment Effective Date and then promptly purchase an amount of Initial Term Loans equal to its Existing Allocation or its Reduced Allocation, as applicable, from the Replacement Lender. To the extent a Continuing Lender has elected Option (A)(1) in its Lender Consent and is allocated a Reduced Allocation, such Continuing Lender hereby agrees that it shall be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell (subject to the effectiveness of this Amendment, the assignment referred to in this sentence and the consent and acceptance by the Replacement Lender) Initial Term Loans in an amount equal to the difference between its Existing Allocation and its Reduced Allocation to the Replacement Lender as specified in the Master Assignment. To the extent a Continuing Lender has elected Option (A)(2) in its Lender Consent, such Continuing Lender hereby agrees that it shall be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell (subject to the effectiveness of this Amendment, the assignment referred to in this sentence and the consent and acceptance by the Replacement Lender) Initial Term Loans in an amount equal to the difference between its Existing Allocation to the Replacement Lender as specified in the Master Assignment. Notwithstanding anything in this Amendment to the contrary, the continuation of a Continuing Lender’s Existing Allocation or Reduced Allocation, as applicable, may be implemented pursuant to other procedures specified by Barclays, including, without limitation, by replacement of such Existing Allocation by a deemed repayment of such Existing Allocation of a Continuing Lender followed by a subsequent deemed assignment to such Continuing Lender of new Initial Term Loans in the same amount as its Existing Allocation or its Reduced Allocation, as applicable.

(b) Non-Continuing Lenders. Each Existing Lender selecting Option B on the Lender Consent hereby consents and agrees (subject to the effectiveness of this Amendment and the assignment referred to in the following clause (ii)) to (i) this Amendment and (ii) sell the entire principal amount of its Initial Term Loans to the Replacement Lender via an assignment on the Third Amendment Effective Date pursuant to the Master Assignment. By executing a Lender Consent and selecting Option B, each Non-Continuing Lender shall be deemed to have executed a counterpart to the Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in the immediately preceding sentence.

(c) Non-Consenting Lenders. The Borrower hereby gives notice to each Non-Consenting Lender that, upon receipt of Lender Consents from Lenders holding more than 50% of the aggregate outstanding principal amount of the Initial Term Loans immediately prior to the Third Amendment Effective Date, if such Non-Consenting Lender has not executed and delivered a Lender Consent on or prior to the Consent Deadline, such Non-Consenting Lender shall, pursuant to Section 2.19(b) of the Credit Agreement, execute or be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell its Initial Term Loans as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Lender shall sell and assign the entire outstanding principal amount of its Initial Term Loans as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the Third Amendment Effective Date, to Barclays Bank PLC, as assignee (in such capacity, the “Replacement Lender”), under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Initial Term Loans at the time of such assignment.

SECTION 3. Conditions of Effectiveness. The effectiveness of this Amendment (including the amendments contained in Section 1 and agreements contained in Section 2) are subject to the satisfaction (or waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

(a) this Amendment shall have been duly executed by the Borrower, Holdings, the Subsidiary Guarantors, the Replacement Lender and the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Administrative Agent, and the Initial Term Lenders under the Credit Agreement consisting of Initial Term Lenders holding more than 50% of the aggregate outstanding principal amount of the Initial Term Loans immediately prior to the Third Amendment Effective Date;

(b) the Administrative Agent shall have received fully executed and delivered Lender Consents from Continuing Lenders and the Replacement Lender representing 100% of the aggregate outstanding principal amount of the Initial Term Loans;

(c) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in paragraphs (e) and (f) of this Section 3;

(d) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Third Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (x) either (i) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization and that such certificate or articles of incorporation, formation or organization of such Loan Party attached thereto have not been amended, repealed, modified or restated (except as attached thereto) since the date reflected thereon or (ii) the certificate or articles of incorporation, formation or organization of such Loan Party delivered on the Closing Date or the date such Loan Party became a Loan Guarantor, as applicable, to the Administrative Agent have not been amended, repealed, modified or restated and are in full force and effect, (y) either (i) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Third Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect or (ii) the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto delivered on the Closing Date or the date such Loan Party became a Loan Guarantor, as applicable, have not been amended, repealed, modified or restated and are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Amendment and any related Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign this Amendment and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from the relevant authority of its jurisdiction of organization;

(e) no Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(f) the representations and warranties of the Loan Parties set forth in Section 4 of this Amendment are true and correct;

(g) all fees and expenses required to be paid hereunder or pursuant to that certain engagement letter dated as of August 1, 2017 (the “Engagement Letter”), by and among the Borrower and the Repricing Arrangers (as defined below), and any fee letter entered into by the Borrower and any party thereto shall have been paid in full in cash or will be paid in full in cash on the Third Amendment Effective Date;

(h) the Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section 2 above and all conditions to the consummation of the assignments in accordance with Section 2 above shall have been satisfied and such assignments shall have been consummated; and

(i) the Borrower shall have, substantially concurrently with the effectiveness of this Amendment, paid to each Non-Consenting Lender, all accrued interest, fees and other amounts payable to such Non-Consenting Lender under any Loan Document with respect to the Initial Term Loans assigned by such Non-Consenting Lender under Section 2(c) above (other than principal and all other amounts paid to such Non-Consenting Lender under Section 2 above), if any, then due and owing to such Non-Consenting Lender under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this Amendment).

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date:

(a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended by this Amendment constitutes, its legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms, subject to the Legal Reservations;

(b) the representations and warranties of each Loan Party set forth in Article 3 of the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (both immediately before and after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date or specified period, in which case they shall be true and correct in all material respects as of such earlier date or for such specified period; and

(c) both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 5. Borrower’s Consent. For purposes of Section 9.05 of the Credit Agreement, the Borrower hereby consents to any assignee of the Replacement Lender (in each case otherwise being an Eligible Assignee) becoming an Initial Term Lender in connection with the syndication of the Initial Term Loans acquired by the Replacement Lender pursuant to Section 2 hereof, to the extent the inclusion of such assignee in the syndicate (and the amount of any assignment allocated thereto) has been disclosed in writing to and agreed by the Borrower prior to the Third Amendment Effective Date.

SECTION 6. Effects on Loan Documents. Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. Each Loan Party acknowledges and agrees that, on and after the Third Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and this Amendment and the Credit Agreement as amended by this Amendment shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Amendment or any other Loan Document in similar or different circumstances.

SECTION 7. Indemnification. The Loan Parties hereby confirm that the indemnification provisions set forth in Section 9.03 of the Credit Agreement as amended by this Amendment shall apply to this Amendment and the transactions contemplated hereby.

SECTION 8. Repricing Arrangers. The Loan Parties and the Initial Term Lenders party hereto agree that Barclays, HSBC Securities (USA) Inc. and Jefferies Finance LLC (each in its capacity as an arranger with respect to this Amendment, a “Repricing Arranger”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Credit Agreement (including, without limitation, Sections 9.03 and 9.14 of the Credit Agreement) as amended by this Amendment and (b) except as otherwise agreed to in writing by the Borrower and each such Repricing Arranger, each Repricing Arranger shall have no duties, responsibilities or liabilities with respect to the Credit Agreement or any other Loan Document (other than, for the avoidance of doubt, any duties, responsibilities or liabilities expressly set forth in this Amendment, the Credit Agreement (including as such Credit Agreement is amended by this Amendment), or the Engagement Letter).

SECTION 9. Amendments; Execution in Counterparts; Severability.

(a) This Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 9.02 of the Credit Agreement; and

(b) To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 10. Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment, (ii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to any Loan Guaranty, (iii) acknowledges and agrees that the prior grants of security interests and Liens by it contained in the Security Agreement and any other Collateral Document, which Collateral Documents, security interests and Liens shall remain in full force and effect and continue to secure the Secured Obligations (including, without limitation, the Obligations of the Loan Parties under the Credit Agreement after giving effect to the Amendment) and (iv) agrees that the Obligations and Secured Obligations include, among other things and without limitation, the payment of any principal or interest on the Initial Term Loans under the Credit Agreement as amended by this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

SECTION 11. Administrative Agent. The Borrower acknowledges and agrees that Barclays, in its capacity as administrative agent under the Credit Agreement, will serve as Administrative Agent under the Credit Agreement as amended by this Amendment.

SECTION 12. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 13. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 14. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Borrower:

ATI HOLDINGS ACQUISITION, INC.

By:	/s/ Robert .McKenzie
Name:	Robert .McKenzie
Title:	General Counsel

Holdings:

WILCO INTERMEDIATE HOLDINGS, INC.

By:	/s/ Robert .McKenzie
Name:	Robert .McKenzie
Title:	General Counsel

Subsidiary Guarantors:

ADIENT ALASKA, LLC

ADVANCED PHYSICAL THERAPY, LLC

APPLE PHYSICAL THERAPY, LLC

ATHLETIC & THERAPEUTIC INSTITUTE OF BOLINGBROOK, LLC

ATHLETIC & THERAPEUTIC INSTITUTE OF BOURBONNAIS, LLC

ATHLETIC & THERAPEUTIC INSTITUTE OF MILWAUKEE, LLC

ATHLETIC & THERAPEUTIC INSTITUTE OF NAPERVILLE, LLC

ATI HOLDINGS, INC.

ATI HOLDINGS, LLC

ATI HOLDINGS MISSOURI, LLC

ATI HOLDINGS OF ARIZONA, LLC

CARL GUSTAFSON, LLC

COMMUNITY REHAB, LLC

COMMUNITY REHAB OF IOWA, L.L.C.

ERHARDT PHYSICAL THERAPY AND SPORTS MEDICINE, LLC

IDEAL PHYSICAL THERAPY OF TEXAS, LLC

IDEAL PHYSICAL THERAPY OF TEXAS ADDISON, LLC

IDEAL PHYSICAL THERAPY OF TEXAS DALLAS-NORTH, LLC

[Signature Page to Amendment No. 3]

IDEAL PHYSICAL THERAPY OF TEXAS LAS COLINAS, LLC

IDEAL PHYSICAL THERAPY OF TEXAS N.CARROLLTON PT, LLC

IDEAL PHYSICAL THERAPY OF TEXAS PLANO MEDICAL CENTER, LLC

MCM REHABILITATION, LLC

MCMINNVILLE PHYSICAL THERAPY & SPORTS MEDICINE, LLC

MICHIGAN REHABILITATION SPECIALISTS OF FOWLERVILLE, LLC

NEW CENTURY REHABILITATION, LLC.

OHIO CENTERS FOR HAND & PHYSICAL REHABILITATION, LLC

PERFORMANCE REHABILITATION OF WESTERN NEW ENGLAND, LLC

PHYSICAL THERAPY AT DAWN, LLC

PROAXIS GREENVILLE, LLC

PROAXIS THERAPY, LLC

PROAXIS THERAPY NC, LLC

PROAXIS THERAPY SC, LLC

QUANTUM PHYSICAL THERAPY CENTERS — YPSILANTI LLC

THI OF NEVADA AT DESERT VALLEY THERAPY, LLC

TOUCHSTONE HOLDCO LLC

WILLIAMETTE SPINE CENTER PHYSICAL THERAPY AND REHABILITATION, LLC

By:	/s/ Robert Mckenzie
Name: Robert Mckenzie
Title: General Counsel

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

BARCLAYS BANK PLC, as Replacement Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Amendment No. 3]

ANNEX I

LENDER CONSENT TO AMENDMENT

[ENTER LEGAL NAME OF INITIAL TERM LENDER AND FUND MANAGER (IF ANY)], as an Initial Term Lender

By:
Name:
Title:

[[For Initial Term Lenders requiring a second signature block]

By:
Name:
Title: ]

Current holding amount: $__________________

PROCEDURE FOR INITIAL TERM LENDERS:

The above-named Initial Term Lender elects to:

☐ OPTION A(1) – CONSENTS TO AMENDMENT AND CONTINUATION OF EXISTING INITIAL TERM LOANS: Consents and agrees to this Amendment and agrees to continue as an Initial Term Lender with respect to its entire outstanding principal amount of existing Initial Term Loans under the Credit Agreement after giving effect to the Amendment, or such lesser principal amount as may be notified to such Initial Term Lender by Barclays prior to the Third Amendment Effective Date (it being understood and agreed that, to the extent such Initial Term Lender is allocated a Reduced Allocation and the Amendment is effective in accordance with its terms, such Initial Term Lender agrees to sell its existing Initial Term Loans in an amount equal to the difference between its Existing Allocation and its Reduced Allocation to the Replacement Lender pursuant to the Master Assignment, and by executing this Lender Consent, such Initial Term Lender shall be deemed to have executed such Master Consent).

☐ OPTION A(2) –CONSENTSTOAMENDMENTANDPOST-CLOSING SETTLEMENT: Consents and agrees to this Amendment and elects to have the full amount of its existing Initial Term Loans outstanding immediately before the Third Amendment Effective Date purchased by the Replacement Lender pursuant to the Master Assignment (and by executing this Lender Consent, such Initial Term Lender shall be deemed to have executed such Master Consent) and agrees to promptly purchase an equal amount (or such lesser principal amount as may be notified to such Initial Term Lender by Barclays prior to the Third Amendment Effective Date) of Initial Term Loans from the Replacement Lender.

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☐ OPTION B – CONSENTS TO AMENDMENT ONLY: Consents to the Amendment and agrees to sell all of its existing Initial Term Loans to the Replacement Lender pursuant to the Master Assignment (and by executing this Lender Consent, such Initial Term Lender shall be deemed to have executed such Master Consent).

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ANNEX II

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Third Amendment Effective Date set forth below and is entered into by and between each Assignor identified in Section 1 below (each, an “Assignor”) and Barclays Bank PLC (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the First Lien Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Third Amendment Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto and to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor identified below and (ii) to the extent permitted to be assigned under applicable Requirements of Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). In the case where the Assigned Interest covers all of the Assignor’s rights and obligations under the Credit Agreement immediately prior to the Third Amendment Effective Date, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 of the Credit Agreement with respect to facts and circumstances occurring on or prior to the Third Amendment Effective Date and subject to its obligations hereunder and under Section 9.13 of the Credit Agreement. Such sale and assignment is (i) subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 9.05(b)(v) of the Credit Agreement, (ii) without recourse to the Assignor and (iii) except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Third Amendment to First Lien Credit Agreement dated as of August 16, 2017 (the “Amendment”), by and among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Required Lenders, the Replacement Lender, the Consenting Lenders referred to therein, and the Administrative Agent, it shall be deemed to have consented and agreed to the Amendment.

1. Assignor: Each person identified in the column entitled “Assignor” in the table set out in Section 6 below.

2. Assignee: Barclays Bank PLC

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3. Borrower: (i) ATI Holdings Acquisition, Inc., a Delaware corporation.

4. Administrative Agent: Barclays Bank PLC, as administrative agent under the Credit Agreement.

5. Credit Agreement: That certain First Lien Credit Agreement dated as of May 10, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), by and among Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), each Lender party thereto and Barclays Bank PLC (“Barclays”), in its capacities as administrative agent and collateral agent for the Secured Parties.

6. Assigned Interest1:

ASSIGNOR	Aggregate Amount of Initial Term Loans held immediately prior to the Third Amendment Effective Date	Aggregate Amount of Initial Term Loans held immediately following the Third Amendment Effective Date	CUSIP Number
	$	$—
	$	$—

Effective Date: August [    ], 2017

7. THE PARTIES HERETO ACKNOWLEDGE THAT ANY ASSIGNMENT TO ANY DISQUALIFIED INSTITUTION WITHOUT OBTAINING THE REQUIRED CONSENT OF THE BORROWER OR, TO THE EXTENT THE BORROWER’S CONSENT IS REQUIRED UNDER SECTION 9.05 OF THE CREDIT AGREEMENT BUT IS NOT OBTAINED, TO ANY OTHER PERSON, SHALL BE NULL AND VOID, AND, IN THE EVENT OF ANY SUCH ASSIGNMENT (AND ANY ASSIGNMENT TO ANY AFFILIATE OF ANY DISQUALIFIED INSTITUTION (OTHER THAN A BONA FIDE DEBT FUND)), THE BORROWER SHALL BE ENTITLED TO PURSUE THE REMEDIES DESCRIBED IN SECTION 9.05 OF THE CREDIT AGREEMENT.

[Signature Page Follows]

[1]

Additional pages shall be attached hereto at the discretion of the Administrative Agent, to the extent deemed necessary or advisable by the Administrative Agent to reflect calculation of amounts and percentages of assignments.

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The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

The terms set forth in this Assignment and Assumption are hereby agreed to:

☐

ASSIGNEE HAS EXAMINED THE LIST OF DISQUALIFIED INSTITUTIONS AND (I) REPRESENTS AND WARRANTS THAT (A) IT IS NOT IDENTIFIED ON SUCH LIST AND (B) IT IS NOT AN AFFILIATE OF ANY INSTITUTION IDENTIFIED ON SUCH LIST [(OTHER THAN, IN THE CASE OF THIS CLAUSE (B), A BONA FIDE DEBT FUND)][2] AND (II) ACKNOWLEDGES THAT ANY ASSIGNMENT MADE TO AN AFFILIATE OF A DISQUALIFIED INSTITUTION (OTHER THAN A BONA FIDE DEBT FUND) SHALL BE SUBJECT TO SECTION 9.05 OF THE CREDIT AGREEMENT.[3]

ASSIGNEE
BARCLAYS BANK PLC

By:
Name:
Title:

Consented to and Accepted:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

[2]	Include bracketed language if Assignee is a Bona Fide Debt Fund.
[3]	To be completed by Assignee

A-II-3

Consented to:

ATI HOLDINGS ACQUISITION, INC., as the Borrower

By:
Name:
Title:

A-II-4

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its aggregate amount of Initial Term Loans, without giving effect to assignments thereof which have not become effective, are as set forth herein, (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (v) [it is][it is not] a Defaulting Lender; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto (other than this Assignment and Assumption) or any collateral thereunder, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, any other instrument or document furnished in connection therewith or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and the Intercreditor Agreement, together with copies of the most recent financial statements referred to in Section 4.01(l) or the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution ](other than, in the case of this Clause (B), a Bona Fide Debt Fund)] and (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

ANNEX II-1

2. Payments. From and after the Third Amendment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Third Amendment Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.

ANNEX II-2